6-1162-KJJ-055


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:		Letter Agreement No. 6-1162-KJJ-055 to
			Purchase Agreement No. 1810 - ***

Reference:		Purchase Agreement No. 1099
			Purchase Agreement No. 1405
			Purchase Agreement No. 1510

This letter Agreement amends Purchase Agreement No.
1810 dated January 19, 1994 (the Agreement) between The
Boeing Company (Boeing) and Southwest Airlines Co.
(Buyer) relating to Model 737-7H4 aircraft (the
Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1. 	***

	1.1 ***

	1.2 ***

	1.3 ***

	1.4 ***

2.	***

	2.1 ***

	2.2 ***


*** 	Pursuant to 17 CFR, 240.24b-2, confidential information has been
	omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment
	Application filed with the Commission.



	2.3 ***

	2.4 ***

3.	***

	3.1 ***

4.	Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without prior written consent of Boeing disclose this Letter Agreement, except as provided in Letter
Agreement 6-1162-RLL-934, as amended.

Very truly yours,

THE BOEING COMPANY

By   /s/ Alan Mulally

Its   Attorney-in-Fact
	President
	Commercial Airplanes Group

ACCEPTED AND AGREED TO as of this

date: June 22, 2000

SOUTHWEST AIRLINES CO.



By   /s/ Herb Kelleher

Its  CEO




Southwest Airlines Co.
6-1162-KJJ-055